Impact of new accounting standards	6 Months Ended
Dec. 31, 2018
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Impact of new accounting standards
2.	Impact of new accounting standards

This note explains the impact of adopting IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9) and IFRS 15/AASB 15 ‘Revenue from Contracts with Customers’ (IFRS 15) on the Group’s financial statements from 1 July 2018. The adoption of other changes to IFRS applicable from 1 July 2018, including IFRIC 22 ‘Foreign Currency Transactions and Advance Consideration’, did not have a significant impact on the Group’s financial statements.

IFRS 9 Financial Instruments

This standard revises the classification and measurement of financial assets and financial liabilities, introduces a forward looking ‘expected credit loss’ impairment model and modifies the approach to hedge accounting. Upon adoption of the new standard on 1 July 2018, the Group has adjusted the opening balance sheet, with no restatement of comparatives required. Adoption impacts include:

•	At 1 July 2018, the Group reassessed the classification and measurement of financial assets and liabilities based on the business model by which they are managed and their cash flow characteristics.

Financial assets previously classified as loans and receivables of US$17.7 billion were recategorised as amortised cost. The Group’s available for sale (AFS) shares of US$33 million were designated as fair value through other comprehensive income (FVOCI), while investments in shares after 1 July 2018 will be designated at fair value through profit or loss (FVTPL) or FVOCI on an investment by investment basis.

Other AFS investments of US$47 million were classified as held at FVTPL because they are not investments in shares and their cash flows do not consist solely of payments of principal and interest. The adoption of IFRS 9 has not resulted in any changes to the classification of financial assets held at FVTPL or to the classification or measurement of financial liabilities.

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Financial assets carried at amortised cost are tested for impairment based on expected losses, whereas the previous policy required that impairments were recognised only when there was objective evidence that a credit loss was present. Upon adoption of IFRS 9, an expected credit loss provision of US$7 million against cash and cash equivalents and trade receivables was recognised in retained earnings.

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From 1 July 2018, the Group has applied the amended rules on hedge accounting which enable closer alignment between the Group’s risk management strategy and the accounting outcomes. IFRS 9 broadens the scope of arrangements that may qualify for hedge accounting and allows for simplification of hedge designations. Other changes under the standard mean that hedge effectiveness is only considered on a prospective basis with no set quantitative thresholds and voluntary de-designation of hedges is prohibited.

Certain of the Group’s existing derivatives hedging foreign currency notes and debentures, were in qualifying fair value and cash flow hedge relationships and have been treated as continuing hedges. The opportunity to apply simplified hedge designations under IFRS 9 will continue to be assessed for future hedge relationships. Risks present in the derivative only, such as counterparty credit risk, are not part of the hedge designation and will continue to be recognised through the income statement.

Foreign currency basis has been separately measured as a cost of hedging and movements continue to be recognised in reserves, with US$176 million being reclassified into the cost of hedging reserve on transition. The hedging reserves at transition will continue to be transferred to the income statement over the life of the underlying notes and debentures.

The impact of adopting IFRS 9 on Total equity as at 1 July 2018 is as follows:

US$M
Total equity as at 30 June 2018	60,670
Impairment provision resulting from application of the Expected Credit Loss model	(7)

Total equity as at 1 July 2018	60,663

The table below summarises the change in classification and measurement of financial assets and liabilities upon adoption of IFRS 9 on 1 July 2018.

	Measurement category under IAS 39	Measurement category under IFRS 9
Financial assets
Derivative contracts	FVTPL	FVTPL
Investment in shares	AFS	FVOCI
Other investments	AFS or FVTPL	FVTPL

Cash and cash equivalents	Loans and receivables	Amortised cost
Trade and other receivables	Loans and receivables	Amortised cost
Provisionally priced trade receivables	FVTPL	FVTPL
Loans to equity accounted investments	Loans and receivables	Amortised cost

Financial liabilities
Other financial liabilities	FVTPL	FVTPL
Trade and other payables	Amortised cost	Amortised cost
Provisionally priced trade payables	FVTPL	FVTPL
Bank overdrafts and short-term borrowings	Amortised cost	Amortised cost
Bank loans	Amortised cost	Amortised cost
Notes and debentures	Amortised cost	Amortised cost
Finance leases	Amortised cost	Amortised cost
Other	Amortised cost	Amortised cost

IFRS 15 Revenue from Contracts with Customers

This standard modifies the determination of when to recognise revenue and how much revenue to recognise. Revenue is recognised when control of the promised goods or services passes to the customer. The amount of revenue recognised should reflect the consideration to which the entity expects to be entitled in exchange for those goods or services.

The Group has applied the full retrospective transition approach, resulting in the restatement of comparative information. Comparative information in the consolidated income statement has been restated to reflect changes in the presentation of treatment costs and refining charges included in concentrate sales contracts.

Concentrate sales contracts require the Group to physically deliver concentrate with the contractual sales amount reflecting the final refined metal content delivered, reduced by treatment costs and refining charges. Revenue was previously recognised at the gross value of the final refined metal content delivered with contractually agreed treatment costs and refining charges recorded as an expense. Under IFRS 15 treatment costs and refining charges will instead be recognised as a reduction to revenue, reflecting the consideration that the Group expects to receive from the customer. This will have no net income statement impact as applying this change would have reduced revenue and expenses by US$251 million for the half year ended 31 December 2017 and US$509 million for the year ended 30 June 2018, with no impact on profit after tax. This change has no impact on the basic and diluted earnings per ordinary share.

Revenue includes both revenue from contracts with customers, which is recognised under IFRS 15 and provisional pricing adjustments, which are recognised under IFRS 9. Following adoption of IFRS 15 provisional pricing adjustments will be separately disclosed in the notes to the financial statements as other revenue. The impact of all other measurement differences identified between IAS 18 and IFRS 15 was immaterial at 1 July 2018.